Acquisition And Disposition Activities	12 Months Ended
Dec. 31, 2015
Acquisition And Disposition Activities [Abstract]
Acquisition And Disposition Activities

   NOTE 2 — ACQUISITION AND DISPOSITION ACTIVITIES

ACQUISITIONS

During 2015 and 2014, the Company completed the following significant business acquisitions.

OneWest Transaction

Effective as of August 3, 2015, CIT acquired IMB, the parent company of OneWest Bank. CIT Bank, a Utah-state chartered bank and a wholly owned subsidiary of CIT, merged with and into OneWest Bank, with OneWest Bank surviving as a wholly owned subsidiary of CIT with the name CIT Bank, National Association. CIT paid approximately $3.4 billion as consideration, comprised of approximately $1.9 billion in cash proceeds, approximately 30.9 million shares of CIT Group Inc. common stock (valued at approximately $1.5 billion at the time of closing), and approximately 168,000 restricted stock units of CIT (valued at approximately $8 million at the time of closing). Total consideration also included $116 million of cash retained by CIT as a holdback for certain potential liabilities relating to IMB and $2 million of cash for expenses of the holders’ representative. The acquisition was accounted for as a business combination, subject to the provisions of ASC 805-10-50, Business Combinations.

The acquisition added approximately $21.8 billion of assets, and $18.4 billion of liabilities to CIT’s Consolidated Balance Sheet and 70 branches in Southern California. Primary reasons for the acquisition included advancing CIT’s bank deposit strategy, expanding the Company’s products and services offered to small and middle market customers, and improving CIT’s competitive position in the financial services industry.

The assets acquired, liabilities assumed and consideration exchanged were recorded at their estimated fair value on the acquisition date. No allowance for loan losses was carried over and no allowance was created at acquisition.

Consideration and Net Assets Acquired (dollars in millions)

	Original Purchase Price	Measurement Period Adjustments	Adjusted Purchase Price
Purchase price	$3,391.6	$–	$3,391.6
Recognized amounts of identifiable assets acquired and (liabilities assumed), at fair value
Cash and interest bearing deposits	$4,411.6	$–	$4,411.6
Investment securities	1,297.3	–	1,297.3
Assets held for sale	20.4	–	20.4
Loans HFI	13,598.3	(32.7)	13,565.6
Indemnification assets	480.7	(25.3)	455.4
Other assets	676.6	45.7	722.3
Assets of discontinued operation	524.4	–	524.4
Deposits	(14,533.3)	–	(14,533.3)
Borrowings	(2,970.3)	–	(2,970.3)
Other liabilities	(221.1)	–	(221.1)
Liabilities of discontinued operation	(676.9)	(31.5)	(708.4)
Total fair value of identifiable net assets	$2,607.7	$(43.8)	$2,563.9
Intangible assets	$185.9	$(21.2)	$164.7
Goodwill	$598.0	$65.0	$663.0

The determination of estimated fair values required management to make certain estimates about discount rates, future expected cash flows (that may reflect collateral values), market conditions and other future events that are highly subjective in nature and may require adjustments, which can be updated throughout the year following the acquisition (the “Measurement Period”). Subsequent to the acquisition, management continued to review information relating to events or circumstances existing at the acquisition date. This review resulted in adjustments to the acquisition date valuation amounts, which increased the goodwill balance to $663.0 million. This goodwill increase was primarily related to decreases in certain acquired loan fair value estimates, a decrease to the estimated fair value of acquired indemnification and intangible assets, as well as the valuation of certain pre-acquisition reverse mortgage servicing liabilities.

As of December 31, 2015, management anticipates that its continuing review could result in additional adjustments to the acquisition date valuation amounts presented herein but does not anticipate that these adjustments would be material.

Cash and Interest Bearing Deposits

Acquired cash and interest bearing deposits of $4.4 billion include cash on deposit with the FRB and other banks, vault cash, deposits in transit, and highly liquid investments with original maturities of three months or less. Given the short-term nature and insignificant risk of changes in value because of changes in interest rates, the carrying amount of the acquired cash and interest bearing deposits was determined to equal fair value.

Investment Securities

In connection with the OneWest acquisition, the Company acquired a portfolio of mortgage-backed securities (MBS) valued at approximately $1.3 billion as of the acquisition date. This MBS portfolio contains various senior and subordinated non-agency MBS, interest-only, and agency securities. Approximately $1.0 billion of the MBS securities were classified as PCI as of the acquisition date due to evidence of credit deterioration since issuance and for which it is probable that the Company would not collect all principal and interest payments that were contractually required at the time of purchase. These securities were initially classified as available-for-sale upon acquisition; however, upon further review following the filing of the Company’s September 30, 2015 Form 10-Q, management determined that $373.4 million of these securities should have been classified as securities carried at fair value with changes recorded in net income as of the acquisition date, and in the fourth quarter of 2015 management corrected this immaterial error impacting classification of investment securities.

The acquisition date fair value of the securities was based on market quotes, where available, or on discounted cash flow techniques using assumptions for prepayment rates, market yield requirements and credit losses where market quotes were not available. Future prepayment rates were estimated based on current and expected future interest rate levels, collateral seasoning and market forecasts, as well as relevant characteristics of the collateral underlying the securities, such as loan types, prepayment penalties, interest rates and recent prepayment experience.

Loan Portfolio

The acquired loan portfolio, with an aggregate Unpaid Principal Balance (“UPB”) of $15.8 billion and a fair value (“FV”) of $13.6 billion, including the effects of the measurement period adjustments, at the acquisition date, is comprised of various types of loan products, including SFR loans, other acquired loans, jumbo mortgages, commercial real estate loans, Small Business Administration (“SBA”) loans, repurchased GNMA loans, reverse mortgages and commercial and industrial loans.

•Single Family Residential – At the acquisition date, OneWest owned a legacy portfolio of SFR loans that had been acquired by OneWest through various portfolio purchases. The UPB and FV at the acquisition date were $6.2 billion and $4.8 billion, respectively.

•Other Acquired Loans – This loan portfolio consists mainly of commercial real estate loans secured by various property types, including multifamily, retail, office and other. The UPB and FV at the acquisition date were $1.4 billion and $1.2 billion, respectively.

•Jumbo Mortgages – At the acquisition date, OneWest owned a portfolio of recently originated Jumbo Mortgages. The Jumbo Mortgages consist of three different product types: fixed rate, adjustable rate mortgage (“ARM”) and home equity lines of credit (“HELOC”). The UPB and FV at the acquisition date were both $1.4 billion.

•Commercial Real Estate – At the acquisition date, OneWest owned a portfolio of recently originated commercial real estate (“CRE”) loans. The CRE loan portfolio consists of loans secured by various property types, including hotel, multifamily, retail, and other. The UPB and FV at the acquisition date were both $2.0 billion.

•SBA — At the acquisition date, OneWest owned a portfolio of recently originated SBA loans. The SBA loan portfolio primarily consists of loans provided to small business borrowers and guaranteed by the SBA. The UPB and FV at the acquisition date were both $278 million.

•Repurchased GNMA Loans – At the acquisition date, OneWest held a portfolio of loans repurchased from GNMA securitizations under its servicer repurchase program. GNMA allows servicers to repurchase loans from securitization pools after the borrowers have been delinquent for three payments. After repurchase, servicers can work to rehabilitate the loan, and subsequently resell the loan into another GNMA pool. The UPB and FV at the acquisition date were both $78 million.

The eight major loan products, including Reverse Mortgages and Commercial & Industrial Loans discussed below, were further stratified into approximately ninety cohorts based on common risk characteristics. Specific valuation assumptions were then applied to these stratifications in the determination of fair value. The stratification of the SFR portfolio cohorts was largely based on product type, while the cohorts for the other products were based on a combination of product type, the Company’s probability of default risk ratings and selected industry groupings.

For the SFR portfolio, a waterfall analysis was performed to determine if a loan was PCI. This waterfall analysis was comprised of a series of tests which considered the status of the loan (delinquency, foreclosure, etc.), the payment history of the borrowers over the prior two years, collateral coverage of the loan based on the loan-to-value ratio (“LTV”), and changes in borrower FICO scores. Loans that “passed” each of the tests were considered non-PCI and all others were deemed to have some impairment and, thus, classified as PCI. The PCI determination for the other asset classes was largely based on the Company’s probability of default risk ratings.

The above acquired loan portfolios were valued using the direct method of the income approach. The income approach derives an estimate of value based on the present value of the projected future cash flows of each loan using a discount rate which incorporates the relevant risks associated with the asset and time value of money. To perform the valuation, all credit and market aspects of these loans were evaluated, and the appropriate performance assumptions were determined for each portfolio. In general, the key cash flow assumptions relating to the above acquired loan portfolios were: prepayment rate, default rate, severity rate, modification rate, and the recovery lag period, as applicable.

Reverse Mortgages – OneWest Bank held a portfolio of jumbo reverse mortgage loans. The reverse mortgage loan portfolio consists of loans made to elderly borrowers in which the bank makes periodic advances to the borrower, and, in return, at some future point the bank could take custody of the home upon occurrence of a maturity event. A maturity event includes such events as the death of the borrower, the relocation of the borrower, or a refinancing of the mortgage. The UPB and FV at the acquisition date were $1.1 billion and $811 million, respectively.

The reverse mortgage portfolio was valued using the direct method of the income approach. As approximately 97 percent of the uninsured reverse mortgage portfolio had an LTV ratio less than 90 percent, the entire uninsured portfolio was classified as non-PCI. To perform the valuation for the reverse mortgage portfolio we considered all credit aspects of the mortgage portfolio (e.g., severity), selected appropriate performance assumptions related to advances, interest rates, prepayments (e.g., mortality), home price appreciation, actuarial and severity, projected cash flows utilizing the selected assumptions, and ultimately performed a discounted cash flow analysis on the resulting projections. The key terminal cash flow projections were based on two assumptions: (1) the prepayment rate, and (2) the severity. Reverse mortgage borrowers prepay, or terminate, their loans upon a termination event such as the death or relocation of the borrower. Such mortality and mobility events, respectively, constitute the prepayment rate for reverse mortgages.

Commercial and Industrial Loans – OneWest had recently originated a portfolio of commercial and industrial (C&I) loans. The C&I loan portfolio consists of term loans and lines of credit provided to businesses across different industries. The UPB and FV at the acquisition date were $3.3 billion and $3.1 billion, respectively.

The non-PCI portion of the C&I portfolio was valued using the indirect method of the income approach. The indirect method was selected as it is the most common method used in the valuation of commercial loans, which are valued based on an all-in discount rate. To perform the valuation, we considered all credit risks of the non-PCI portion of the C&I portfolio within the discount rate, selecting an all-in discount rate which fully captures the risk associated with the loan rating.

The PCI portion of the C&I portfolio was valued by applying valuation marks based on CIT’s PD and LGD framework and supporting those prices by using the direct method of the income approach. To perform the valuation, a recovery analysis was applied based on the probability of default and loss given default assigned to each loan. The direct method was used for the PCI loans in order to capture either the existing defaulted, or near defaulted, nature of the loans.

The table below summarizes the key valuation input assumptions by major product type:

	Discount Rate		Severity Rate		Prepayment Rate		Default Rate
		Weighted		Weighted		Weighted		Weighted
Product Type	Range	Avg.	Range	Avg.	Range	Avg.	Range	Avg.
SFR	4.6%-11.9%	6.9%	(1)	(1)	(1)	(1)	(1)	(1)
Other Acquired Loans	5.1%-10.0%	6.0%	36.6%-60.9%	45.7%	1.0%-6.0%	3.4%	0.2%-82.4%	10.9%
Jumbo Mortgages	3.3%-4.4%	3.4%	0.0%-10.0%	2.7%	10.0%-18.0%	14.0%	0.0%-0.2%	0.0%
Commercial Real Estate	4.2%-5.0%	4.5%	15.0%-35.0%	16.6%	1.5%-6.0%	4.6%	0.6%-14.7%	1.6%
SBA	5.1%-7.3%	5.1%	25.0%	25.0%	2.0%-5.0%	4.9%	3.0%-24.9%	3.4%
Repurchased GNMA	T + 0.9%	2.1%	0.0%-13.5%	6.4%	0.0%-7.3%	3.4%	0.0%-8.8%	4.2%
Reverse Mortgages	10.5%	10.5%	(2)	(2)	(3)	(3)	NA (4)	NA
C&I Loans	5.3%-8.4%	5.8%	NA	NA	NA	NA	NA	NA

(1)SFR Severity, Prepayment and Default Rates were based on portfolio historic delinquency migration and loss experience.

(2)Reverse mortgage severity rates were based on housing price index (HPI) and LTV.

(3)Reverse mortgage prepayment rates were based on mobility and mortality curves.

(4)NA means not applicable.

Indemnification Assets

As part of the OneWest Transaction, CIT is party to loss share agreements with the FDIC, which provide for the indemnification of certain losses within the terms of these agreements. These loss share agreements are related to OneWest Bank’s previous acquisitions of IndyMac, First Federal and La Jolla. The loss sharing agreements generally require CIT Bank, N.A. to obtain FDIC approval prior to transferring or selling loans and related indemnification assets. Eligible losses are submitted to the FDIC for reimbursement when a qualifying loss event occurs (e.g., loan modification, charge-off of loan balance or liquidation of collateral). In connection with the IndyMac transaction, the Company recorded an indemnification receivable for estimated reimbursements due from the FDIC for loss exposure arising from breach in origination and servicing obligations associated with covered reverse mortgage loans prior to March 2009 pursuant to the loss share agreement with the FDIC.  The indemnification receivable is measured using the same assumptions used to measure the indemnified item (contingent liability) subject to management’s assessment of the collectability of the indemnification asset and any contractual limitations on the indemnified amount (pursuant to ASC 805-25-27).

The loss share agreements cover the SFR loans acquired from IndyMac, First Federal, and La Jolla. In addition, the IndyMac loss share agreement covers the reverse mortgage loans. The IndyMac agreement was signed on March 19, 2009 and the SFR indemnification expires on the tenth anniversary of the agreement.  The First Federal loss share agreement was signed on December 18, 2009 and expires on the tenth anniversary of the agreement. The La Jolla loss share agreement was signed on February 19, 2010 and expires on the tenth anniversary of the agreement. These agreements are accounted for as indemnification assets which were recognized as of the acquisition date at their assessed fair value of $455.4 million, including the effects of the measurement period adjustments. The First Federal and La Jolla loss share agreements also include certain true-up provisions for amounts due to the FDIC if actual and estimated cumulative losses of the acquired covered assets are projected to be lower than the cumulative losses originally estimated at the time of OneWest Bank's acquisition of the covered loans. Upon acquisition, CIT established a separate liability for these amounts due to the FDIC associated with the La Jolla loss share agreement at the assessed fair value of $56.3 million.

The indemnification assets were valued using the direct method of the income approach. The income approach derives an estimate of value based on the present value of the projected future cash flows allocated to each of the loss share agreements using a discount rate which incorporates the relevant risks associated with the asset and time value of money. To perform the valuation, we made use of the projected losses for each of the relevant loan portfolios, as discussed in each loan portfolio section above, as well as the contractual terms of the loss share agreements. As the indemnification assets relate to cash flows to be received from the FDIC, a government agency, we considered a discount rate reflective of the risk of the FDIC. Conversely, as true-up payments to be made in the future are liabilities, we selected a discount rate reflective of CIT’s borrowing rates for a similar term.

Goodwill and Intangible Assets

The goodwill recorded is attributable to advancing CIT’s bank deposit strategy, by expanding the Company’s products and services offered to small and middle market customers, improving CIT’s competitive position in the financial services industry and related synergies that are expected to result from the acquisition. The amount of goodwill recorded represents the excess of the purchase price over the estimated fair value of the net assets acquired by CIT, including intangible assets. Subsequent to the acquisition, management continued to review information relating to events or circumstances existing at the acquisition date. This review resulted in adjustments to the acquisition date valuation amounts during the measurement period, which increased the goodwill balance to $663.0 million. See Note 26 – Goodwill and Intangible Assets for a description of goodwill recognized, along with the reporting units within the Commercial Banking and Consumer and Community Banking segments that recorded goodwill. Goodwill related to this transaction is not deductible for income tax purposes. The intangible assets recorded related primarily to the valuation of existing core deposits, customer relationships and trade names recorded in conjunction with the OneWest Transaction.

Intangible assets acquired, as of August 3, 2015 consisted of the following, including the effects of the measurement period adjustments:

Intangible Assets (dollars in millions)

Intangible Assets	Fair Value	Measurement Period Adjustments	Adjusted Fair Value	Estimated Useful Life	Amortization Method
Core deposit intangibles	$126.3	$–	$126.3	7 years	Straight line
Trade names	36.4	(16.3)	20.1	10 years	Straight line
Customer relationships	20.3	(3.7)	16.6	10 years	Accelerated
Other	2.9	(1.2)	1.7	3 years	Straight line
Total	$185.9	$(21.2)	$164.7

•Core Deposit Intangibles — Certain core deposits were acquired as part of the transaction, which provide an additional source of funds for CIT. The core deposit intangibles represent the costs saved by CIT by acquiring the core deposits and not needing to source the funds elsewhere. This intangible was valued using the income approach: cost savings method.

•OneWest Trade Name — OneWest’s brand is recognized in the Financial Services industry, as such, OneWest’s brand name reputation and positive brand recognition embodied in its trade name was valued using the income approach: relief from royalty method.

•Customer Relationships — Certain commercial borrower customer relationships were acquired as part of the transaction. The acquired customer relationships were valued using the income approach: multi-period excess earnings method.

•Other — Relates to certain non-competition agreements which limit specific employees from competing in related businesses of CIT. This intangible was valued using the income approach: with-and-without method.

See Note 26 — Goodwill and Intangible Assets, for further discussion of the accounting for goodwill and other intangible assets.

Other Assets

Acquired other assets of $0.7 billion, including the effects of the measurement period adjustments, include items such as investment tax credits, OREO, deferred federal and state tax assets, property, plant and equipment (“PP&E”), and an FDIC receivable, as well as accrued interest and other receivables.

•Investment tax credits — As of the acquisition date, OneWest’s most significant tax credit investments were in several funds specializing in the financing and development of low-income housing (“LIHTC”). Our fair value analysis of the LIHTC investments took into account the ongoing equity installments regularly allocated to the underlying tax credit funds, along with changes to projected tax benefits and the impact this has on future capital contributions. CIT’s assessment of the investment tax credits primarily consisted of applying discount rates ranging from 4%  — 6% to projected cash flows. As a result of this analysis, CIT determined that the fair value of the tax credit assets was approximately $114 million (the fair value of associated future funding commitments is separately recorded as a liability at its fair value of $19.3 million). At acquisition, OneWest also held smaller investments in funds promoting film production and renewable energy; these were recorded at their acquisition fair value of approximately $21 million based on CIT’s consideration of market based indications of value.

•OREO — A portfolio of real estate assets acquired over time as part of the foreclosure process associated with mortgages on real estate. OREO assets primarily include single family residences, and also include land, multi-family, medical office, and condominium units. OREO assets are actively marketed for sale and carried by OneWest at the lower of its carrying amount or estimated fair value less disposition costs. Estimated fair value is generally based upon broker price opinions and independent appraisals, modified based on assumptions and expectations determined by management. CIT reviewed the OREO carried in other assets and concluded that the net book value of $132.4 million at the acquisition date was a reasonable approximation of fair value.

•Property Plant and Equipment — The operations of the Company are supported by various property, plant and equipment (“PP&E”) assets. The PP&E assets broadly include real and personal property used in the normal course of the company’s daily operations. CIT considered the income, market, and cost approaches in estimating the fair value of the PP&E. The owned real estate assets were valued under the income approach to derive property level fair value estimates. The underlying assets, including the land, buildings, site improvements, and leases-in-place were discretely valued using the cost and market approaches. Furniture and fixtures were reviewed and it was found that the depreciated book value was a reasonable proxy for fair value. Based on our analysis, the fair value of the PP&E was estimated at $61.4 million. The valuation resulted in a premium of approximately $23.6 million.

•FDIC Receivable - CIT acquired a receivable with the FDIC representing a secured interest in certain homebuilder, home construction and lot loans. The secured interest entitles the Company to 40% of the underlying cash flows. The Company recorded this receivable at its estimated acquisition date fair value of $54.8 million. The fair value was estimated based on cash flows expected to be collected from the Company’s participation interest in the underlying collateral modeled through the clean up call date (when the portfolio falls below 10% of the original unpaid principal balance or March 2016) controlled by the FDIC, whereby the underlying assets shall be sold in six months from the earliest call date (September 2016). The underlying cash flows include estimated amounts expected to be collected from repayment of loan principal and interest and net proceeds from property liquidations. These cash flows are offset by amounts paid for servicing expenses, management fees, and liquidation expenses.

Deposits

Deposits of $14.5 billion included $8,327.6 million with no stated maturities and Certificates of Deposit (CDs) that totaled $6,205.7 million. For deposits with no stated maturities (primarily checking and savings deposits), fair value was assumed to equal the carrying value, therefore no PAA was recorded. The CDs had maturities ranging from 3 months to 5 years and were valued using the indirect method of the income approach, which was based on discounting the cash flows associated with the CDs. Value under the indirect method was a function of the projected contractual cash flows of the fixed term deposits and a credit adjusted discount rate, as observed from similar risk instruments, based on the platform in which the deposit was originated.

In order to best capture the features and risks, CDs were grouped along two dimensions, maturity groups, based on the remaining term of the fixed deposits (e.g., 0 to 1 year, 1 to 2 years, etc.) and origination channel (e.g., Branch or Online).

Contractual cash flows of each CD group were projected, related to interest accrual and principal and interest repayment, for the CDs over the remaining term of each deposit pool. Upon the maturity of each group, the accumulated interest and principal are repaid to the depositor. Each underlying fixed term CD had a contractual interest rate, and the weighted average interest rate for each group was calculated. The weighted average interest rate of each group was used to forecast the accumulated interest to be repaid at maturity. The applicable discount rate for each group of CDs reflected the maturity and origination channel of that group. The selected discount rate for all channels other than Branch was based on the observed difference in OneWest Bank origination rates between channels, added to the selected Branch channel rate of the same maturity. The discount rates ranged from 0.25 percent to 1.38 percent. The valuation resulted in a PAA premium of $29.0 million.

Borrowings

Borrowings of $3.0 billion at the acquisition date consisted of FHLB advances that included fixed rate credit (“FRC”), adjustable rate credit (“ARC”), and overnight (“Fed Funds Overnight”) borrowing. The FHLB advances were valued using the indirect method of the income approach, which is based on discounting the cash flows associated with the borrowing. Value under the indirect method is a function of the projected contractual cash flows of the FHLB borrowing and a discount rate matching the type of FHLB borrowing, as observed from recent FHLB advance rates. The applicable discount rate for each borrowing type was observed based on rates published by the FHLB.

Each FHLB borrowing has a contractual interest rate, interest payment terms, and a stated maturity date; therefore, cash flows of each FHLB borrowing was projected to match its contractual terms of repayment, both principal and interest, and then discounted to the valuation date. For Fed Funds Overnight borrowing, as these borrowings are settled overnight, the Fair Value is assumed to be equal to the outstanding balance, as the interest rate resets to the market rate overnight. The applicable discount rate for each borrowing ranged from 0.22 percent to 0.89 percent. The valuation resulted in a PAA premium of $6.8 million.

Other Liabilities

Other liabilities include various amounts accrued for compensation related costs, a separate reserve for credit losses on off-balance sheet commitments, liabilities associated with economic hedges, and commitments to invest in the LIHTC noted above.

Consideration Holdback Liability

In connection with the OneWest acquisition, the parties negotiated four separate holdbacks related to selected trailing risks, totaling $116 million, which reduced the cash consideration paid at closing. Any unapplied holdback funds at the end of the respective holdback periods, which range from 1 – 5 years, are payable to the former OneWest Bank shareholders. Unused funds for any of the four holdbacks cannot be applied against another holdback amount. The range of potential holdback to be paid is from $0 to $116 million. Based on management’s estimate of the probability of each holdback, it was determined that the probable amount of holdback to be paid was $62.4 million. See Note 13 — Fair Value. The amount expected to be paid was discounted based on CIT’s cost of funds. This contingent consideration was measured at fair value at the acquisition date.

Mortgage Servicing Rights

CIT acquired certain reverse mortgage servicing rights (“MSRs”) accounted for as a servicing liability with an acquisition date fair value of approximately $10 million, which are included in discontinued operations. MSRs are accounted for as separate assets or liabilities only when servicing is contractually separated from the underlying mortgage loans 1) by sale or securitization of the loans with servicing retained or 2) by separate purchase or assumption of the servicing. Under the servicing agreements, the Company performs certain accounting and reporting functions for the benefit of the related mortgage investors. For performing such services, the Company receives a servicing fee. MSRs represent a contract for the right to receive future revenue associated with the servicing of financial assets and thus are considered a non-financial asset. The acquisition date estimated fair value was based on observable market data and to the extent such information is not available, CIT determined the estimated fair value of the MSRs using discounted cash flow techniques using a third-party valuation model. Estimates of fair value involve several assumptions, including market expectations of future prepayment rates, interest rates, discount rates, servicing costs and default rates, all of which are subject to change over time. Assumptions are evaluated for reasonableness in comparison to actual performance, available market and third party data. CIT will evaluate the acquired MSRs for potential impairment using stratification based on one or more predominant risk characteristics of the underlying financial assets such as loan vintage. The MSRs are amortized in proportion to and over the period of estimated net servicing income and the amortization is recorded as an offset to Loan servicing fee, net. The amortization of MSRs is analyzed at least quarterly and adjusted to reflect changes in prepayment speeds, delinquency rates, as well as other factors. CIT will recognize OTTI when it is probable that all or part of the valuation allowance for impairment (recognized under LOCOM) will not be recovered within the foreseeable future. For this purpose, the foreseeable future shall not exceed a period of two years. The Company will assess a servicing asset or liability for OTTI when conditions exist or events occur indicating that OTTI may exist (e.g., a severe or extended decline in estimated fair value).

Unaudited Pro Forma Information

Upon closing the transaction and integrating OneWest Bank, effective August 3, 2015, separate records for OneWest Bank as a stand-alone business have not been maintained as the operations have been integrated into CIT. At year-end 2015, the Company no longer has the ability to break out the results of the former OneWest entities in a reliable manner. The pro forma information presented below reflects management’s best estimate, based on information available at the reporting date.

The following table presents certain unaudited pro forma information for illustrative purposes only, for the year ended December 31, 2015 and 2014 as if OneWest Bank had been acquired on January 1, 2014. The unaudited estimated pro forma information combines the historical results of OneWest Bank with the Company’s consolidated historical results and includes certain adjustments reflecting the estimated impact of certain fair value adjustments for the respective periods. The pro forma information is not indicative of what would have occurred had the acquisition taken place on January 1, 2014.

Further, the unaudited pro forma information does not consider any changes to the provision for credit losses resulting from recording loan assets at fair value by OneWest Bank prior to the acquisition, which in turn did not require an allowance for loan losses. The pro forma financial information does not include the impact of possible business changes or synergies. The preparation of the pro forma financial information includes adjustments to conform accounting policies between OneWest Bank and CIT, specifically related to (1) adjustments to remove the fair value adjustments previously recorded by OneWest Bank on $4.4 billion of loan balances and record income on a level yield basis, reflecting the adoption of ASC 310-20 and ASC 310-30 for loans, depending on whether the loans were determined to be purchased credit impaired; and (2) adjustments to remove the fair value adjustments previously recorded by OneWest Bank on $500 million of borrowings and record interest expense in accordance with ASC 835-30.

The pro forma financial information in the table below reflects the total impact ($1,022 million) of income tax benefits recognized by the Company in 2014 and 2015 ($375 million and $647 million for the year ended December 31, 2014 and 2015, respectively) in the 2014 period, assuming for the purpose of preparing the pro forma information that the acquisition of OneWest Bank had occurred on January 1, 2014. These tax benefits, which related to the reduction in the Company’s deferred tax asset valuation allowance, do not have a continuing impact. Similarly, in connection with the OneWest Transaction, CIT incurred acquisition and integration costs recognized by the Company during the year ended December 31, 2014 and 2015 of approximately $5 million and $55 million, respectively. For the purpose of preparing the pro forma information, these acquisition and integration costs have been reflected as if the acquisition had occurred on January 1, 2014.  Additionally, CIT expects to achieve operating cost savings and other business synergies as a result of the acquisition that are not reflected in the pro forma amounts that follow. Therefore, actual results may differ from the unaudited pro forma information presented and the differences could be material.

Unaudited Pro Forma (dollars in millions)

	Years Ended
	December 31,
	2015	2014
Net finance revenue	$3,131.4	$3,247.4
Net income	636.1	1,708.2

Nacco Acquisition

On January 31, 2014, CIT acquired 100% of the outstanding shares of Paris-based Nacco SAS (“Nacco”), an independent full service railcar lessor in Europe. The purchase price was approximately $250 million and the acquired assets and liabilities were recorded at their estimated fair values as of the acquisition date, resulting in $77 million of goodwill. The purchase included approximately $650 million of assets (operating lease equipment), comprised of more than 9,500 railcars, including tank cars, flat cars, gondolas and hopper cars, and liabilities, including secured debt of $375 million.

Direct Capital Acquisition

On August 1, 2014, CIT Bank acquired 100% of the outstanding shares of Capital Direct Group and its subsidiaries (“Direct Capital”), a U.S. based lender providing equipment financing to small and mid-sized businesses operating across a range of industries. The purchase price was approximately $230 million and the acquired assets and liabilities were recorded at their estimated fair values as of the acquisition date resulting in approximately $170 million of goodwill. The assets acquired included finance receivables of approximately $540 million, along with existing secured debt of $487 million. In addition, intangible assets of approximately $12 million were recorded relating mainly to the valuation of existing customer relationships and trade names.

DISCONTINUED OPERATIONS

Student Lending

On April 25, 2014, the Company completed the sale of its student lending business, along with certain secured debt and servicing rights. The business was in run-off and $3.4 billion in portfolio assets were classified as assets held for sale as of December 31, 2013. Income from the discontinued operation for the year ended December 31, 2014, reflected the benefit of proceeds received in excess of the net carrying value of assets and liabilities sold. The interest expense primarily reflected the acceleration of FSA accretion on the extinguishment of the debt, while the gain on sale mostly reflects the excess of purchase price over net assets, and amounts received for the sale of servicing rights.

The 2014 interest expense allocated to the discontinued operation corresponded to debt of approximately $3.2 billion, net of $224 million of FSA. The debt included $0.8 billion that was repaid using a portion of the cash proceeds. Operating expenses included in the discontinued operation consisted of direct expenses of the student lending business that were separate from ongoing CIT operations and did continue subsequent to disposal.

In connection with the classification of the student lending business as a discontinued operation, certain indirect operating expenses that previously had been allocated to the business have instead been allocated to Corporate and Other as part of continuing operations and are not included in the summary of discontinued operations presented in the table below. The total incremental pretax amounts of indirect overhead expense that were previously allocated to the student lending business and remain in continuing operations were approximately $2.2 million for the year ended December 31, 2014.

There were no assets or liabilities related to the student loan business at December 31, 2015.

Reverse Mortgage Servicing

The Financial Freedom business, a division of CIT Bank (formerly a division of OneWest Bank) that services reverse mortgage loans, was acquired in conjunction with the OneWest Transaction. Pursuant to ASC 205-20, as amended by ASU 2014-08, the Financial Freedom business is reflected as discontinued operations as of the August 3, 2015 acquisition date and as of December 31, 2015. The business includes the entire third party servicing of reverse mortgage operations, which consist of personnel, systems and servicing assets. The assets of discontinued operations primarily include Home Equity Conversion Mortgage (“HECM”) loans and servicing advances. The liabilities of discontinued operations include reverse mortgage servicing liabilities, which relates primarily to loans serviced for Fannie Mae, secured borrowings and contingent liabilities. In addition, continuing operations includes a portfolio of reverse mortgages, which are maintained in the Consumer and Community Banking segment, which are serviced by Financial Freedom. Based on the Company’s continuing assessment of market participants costs to service in response to recent information from bidders and contemplation of recent industry servicing practice changes, the Company’s value for the reverse MSRs was a negative $10 million at December 31, 2015, which is unchanged from the acquisition date fair value from the OneWest acquisition.

As a mortgage servicer of residential reverse mortgage loans, the Company is exposed to contingent liabilities for breaches of servicer obligations as set forth in industry regulations established by HUD and FHA and in servicing agreements with the applicable counterparties, such as Fannie Mae and other investors. Under these agreements, the servicer may be liable for failure to perform its servicing obligations, which could include fees imposed for failure to comply with foreclosure timeframe requirements established by servicing guides and agreements to which CIT is a party as the servicer of the loans. The Company has established reserves for contingent servicing-related liabilities associated with discontinued operations. While the Company believes that such accrued liabilities are adequate, it is reasonably possible that such liabilities could ultimately exceed the Company’s reserve for probable and reasonably estimable losses by up to $40 million as of December 31, 2015.

Separately, a corresponding indemnification receivable from the FDIC of $66 million is recognized for the loans covered by indemnification agreements with the FDIC reported in continuing operations as of December 31, 2015. The indemnification receivable is measured using the same assumptions used to measure the indemnified item (contingent liability) subject to management’s assessment of the collectability of the indemnification asset and any contractual limitations on the indemnified amount.

Condensed Balance Sheet of Discontinued Operations (dollars in millions)

December 31, 2015
Net Finance Receivables (1)	$449.5
Other assets (2)	51.0
Assets of discontinued operations	$500.5

Secured borrowings (1)	$440.6
Other liabilities (3)	255.6
Liabilities of discontinued operations	$696.2

(1)Net finance receivables includes $440.2 million of securitized balances and $9.3 million of additional draws awaiting securitization at December 31, 2015.  Secured borrowings relate to those receivables.

(2)Amount includes servicing advances, servicer receivables and property and equipment, net of accumulated depreciation.

(3)Other liabilities include contingent liabilities and other accrued liabilities. A measurement period adjustment was recorded at year-end to increase certain pre-acquisition reverse mortgage servicing liabilities by approximately $32 million.

The results from discontinued operations, net of tax, for the year ended December 31, 2015, reflects activities of the reverse mortgage servicing business while the results for the years ended December 31, 2014 and 2013 reflect the student lending business.

Condensed Statements of Operation (dollars in millions)

	Years Ended December 31,
	2015	2014	2013
Interest income (1)	$4.3	$27.0	$130.7
Interest expense (1)	(4.4)	(248.2)	(77.2)
Other income	16.7	(2.1)	0.9
Operating expenses (2)	(33.7)	(3.6)	(14.5)
(Loss) income from discontinued operation before benefit (provision) for income taxes	(17.1)	(226.9)	39.9
Benefit (provision) for income taxes (3)	6.7	(3.4)	(8.6)
(Loss) income from discontinued operations, net of taxes	(10.4)	(230.3)	31.3
Gain on sale of discontinued operations	–	282.8	–
(Loss) income from discontinued operation, net of taxes	$(10.4)	$52.5	$31.3

(1)Includes amortization for the premium associated with the HECM loans and related secured borrowings for the year ended December 31, 2015.

(2)For the year ended December 31, 2015, operating expense is comprised of $11.4 million in salaries and benefits,  $6.4 million in professional services and $15.6 million for other expenses such as data processing, premises and equipment, legal settlement, and miscellaneous charges.

(3)The Company’s tax rate for discontinued operations is 39% for the year ended December 31, 2015.

Condensed Statement of Cash Flows (dollars in millions)

Year Ended
December 31, 2015
Net cash flows used for operations	$18.5
Net cash flows provided by investing activities	27.9